UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 21, 2026
Date of Report (Date of earliest event reported)

Burtech Acquisition Corp II

(Exact name of Registrant as specified in its charter)

Cayman Islands	001-43311	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5601 Arbor Lane Coral Gables, FL	33156
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (202) 790-8050

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one redeemable warrant	BRKHU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	BRKH	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share	BRKHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 13, 2026, the registration statement on Form S-1 (File No. 333-295232) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Burtech Acquisition Corp II, a Cayman Islands exempted company (the “Company”) was declared effective by the U.S. Securities and Exchange Commission (the “SEC”).

On May 26, 2026, the Company consummated its IPO, which consisted of 8,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share, $0.0001 par value (“Class A Ordinary Share”) and one redeemable warrant of the Company (each, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $80,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statements, filed with the SEC:

●	Underwriting Agreement, dated May 21, 2026, by and between the Company and D. Boral Capital, LLC, as representative of the underwriters in the IPO (“D. Boral”), a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference;

●	Warrant Agreement, dated as of May 21, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 and incorporated herein by reference;

●	Letter Agreement, dated May 21, 2026, by and among the Company, Burtech Sponsor II, LLC (the “Sponsor”) the officers and directors of the Company and certain third-party investors, a copy of which is attached as Exhibit 10.1 and incorporated herein by reference;

●	Investment Management Trust Agreement, dated as of May 21, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 and incorporated herein by reference;

●	Registration Rights Agreement, dated as of May 21, 2026, by and among the Company, the Sponsor and certain security holders of the Company, a copy of which is attached as Exhibit 10.3 and incorporated herein by reference;

●	Private Placement Units Purchase Agreement, dated May 21, 2026, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 and incorporated herein by reference;

●	Founder Shares and Private Placement Units Purchase Agreement, dated May 21, 2026, by and among the Company, the Sponsor and the third-party investor signatories thereto, a copy of which is attached as Exhibit 10.5 and incorporated herein by reference;

●	Indemnity Agreement, dated as of May 21, 2026, by and between the Company and Shahal M. Khan, a copy of which is attached as Exhibit 10.6 and incorporated herein by reference;

●	Indemnity Agreement, dated as of May 21, 2026, by and between the Company and Roman Livson, a copy of which is attached as Exhibit 10.7 and incorporated herein by reference;

●	Indemnity Agreement, dated as of May 21, 2026, by and between the Company and Leon Golden, a copy of which is attached as Exhibit 10.8 and incorporated herein by reference;

●	Indemnity Agreement, dated as of May 21, 2026, by and between the Company and Sergey Alekseev, a copy of which is attached as Exhibit 10.9 and incorporated herein by reference;

●	Indemnity Agreement, dated as of May 21, 2026, by and between the Company and Scott E. Young, a copy of which is attached as Exhibit 10.10 and incorporated herein by reference; and

●	Administrative Services Agreement, dated May 21, 2026, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.11 and incorporated herein by reference.

As of May 26, 2026, a total of $80,400,000 of the net proceeds from the IPO and the Private Placement (as defined below) was deposited in a trust account established for the benefit of the Company’s public shareholders.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company completed the private sale of an aggregate of 252,000 private placement units (the “Private Units”), at a purchase price of $10.00 per Private Unit, of which 222,000 Private Units were sold to the Sponsor and 30,000 Private Units were sold to third-party investors, generating gross proceeds to the Company of $2,520,000. The Private Units are identical to the public Units sold in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2026, in connection with the IPO, Shahal M. Khan, Leon Golden, Scott E. Young and Sergey Alekseev were appointed to the board of directors of the Company. Leon Golden, Scott E. Young and Sergey Alekseev are independent directors. Effective May 21, 2026, Leon Golden, Scott E. Young and Sergey Alekseev were appointed to the Board’s Audit Committee (with Mr. Golden serving as chair of the Audit Committee); Leon Golden, Scott E. Young and Sergey Alekseev were appointed to the Compensation Committee (with Mr. Young serving as chair of the Compensation Committee and Mr. Golden qualifying as an “audit committee financial expert” as defined in applicable SEC rules); and Leon Golden, Scott E. Young and Sergey Alekseev were appointed to the Nominating and Corporate Governance Committee (with Mr. Alekseev serving as chair of the Nominating and Corporate Governance Committee).

On May 21, 2026, in connection with their appointments to the Board, each of the members of the Board entered into the Letter Agreement as well as an Indemnity Agreement with the Company filed, respectively, as Exhibits 10.1 and 10.6, 10.7, 10.8, 10.9 and 10.10 herewith.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On May 21, 2026, and in connection with the IPO, the Company adopted and filed its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01. Other Events.

A total of $80,400,000 was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (1) the completion of the Company’s initial business combination; (2) the redemption of any public shares properly submitted in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association (i) to modify the substance or timing of its obligation to provide for the redemption of the Company’s public shares in connection with an initial business combination or to redeem 100% of its public shares if the Company has not consummated its initial business combination within the period of time (a) commencing on, and including the completion of the IPO and (b) ending on the date that is 15 months from the closing of the IPO (or up to 21 months from the closing of the IPO, if such date is extended by up to two three-month extensions, upon the deposit by the sponsor into the trust account of $0.10 per public Class A ordinary share then issued and outstanding, for each three month extension or such earlier date as the directors may approve (the “completion window”) or (ii) with respect to any other material provision relating to the rights of holders of the Class A ordinary shares or pre-initial business combination activity; and (3) the redemption of all of the Company’s public shares if the Company is unable to complete its initial business combination within the completion window, subject to applicable law.

On May 21, 2026, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On May 26, 2026, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated May 21, 2026, by and between the Company and D. Boral Capital, LLC, as representative of the underwriters.
3.1	Amended and Restated Memorandum and Articles of Association.
4.1	Warrant Agreement, dated as of May 21, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated May 21, 2026, by and among the Company, the Sponsor, the officers and directors of the Company.
10.2	Investment Management Trust Agreement, dated as of May 21, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated as of May 21, 2026, by and among the Company, the Sponsor and certain security holders of the Company.
10.4	Private Placement Units Purchase Agreement, dated May 21, 2026, by and between the Company and the Sponsor.
10.5	Founder Shares and Private Placement Units Purchase Agreement, dated May 21, 2026, by and among the Company, the Sponsor and the third-party investor signatories.
10.6	Indemnity Agreement, dated as of May 21, 2026, by and between the Company and Shahal M. Khan.
10.7	Indemnity Agreement, dated as of May 21, 2026, by and between the Company and Roman Livson.
10.8	Indemnity Agreement, dated as of May 21, 2026, by and between the Company and Leon Golden.
10.9	Indemnity Agreement, dated as of May 21, 2026, by and between the Company and Sergey Alekseev.
10.10	Indemnity Agreement, dated as of May 21, 2026, by and between the Company and Scott E. Young.
10.11	Administrative Services Agreement, dated May 21, 2026, by and between the Company and the Sponsor.
99.1	Press Release, dated May 21, 2026.
99.2	Press Release, dated May 26, 2026.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 26, 2026

Burtech Acquisition Corp II

By:	/s/ Shahal M. Khan
Name:	Shahal M. Khan
Title:	Chief Executive Officer

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